DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

LTV:                         Fixed $        2/28 $          3/27 $         5/25 $        Other      MH Stratification:
----                         -------        ------          ------         ------        -----      ------------------
   Below 70                 9,973,518     25,366,370      2,724,094      1,344,009     11,041,114   Total Balance
   70.01 to 75              3,824,017     17,322,217      1,081,678        986,000     11,256,672   % Pool Balance
   75.01 to 80             25,989,437    248,020,278     12,042,500     13,500,808    114,061,671   Ave. FICO
   80.01 to 85              3,976,151     21,529,323      2,230,749      1,395,572     10,769,876   Ave. LTV
   85.01 to 90              5,223,190     35,328,937      2,981,684      2,071,051     13,246,949   % Full Docs
   90.01 to 95              7,967,433     20,536,136        952,426        375,122      9,370,048
   95.01 to 100            67,403,660        615,870        118,577              0        788,345   Silent Seconds Stratification:
   100.01 plus                                                                                      ------------------------------
                                                                                                    Total Balance       361,352,630
                                                                                                    % Pool Balance             51.1%
FICO                                                                                                Ave. FICO                   665
----                                                                                                Ave. LTV                  79.81
   below 549                1,582,702     16,666,804        952,292              0      8,138,035   % Full Docs               28.86%
   550 to 574               1,239,387     14,659,752        828,613        576,509     10,993,089
   575 to 599               8,197,057     32,867,369      1,467,076         64,000     17,280,070   Second Lien Stratification:
   600 to 624              21,498,427     59,462,636      3,621,810      1,485,383     32,076,899   ---------------------------
   625 to 649              24,328,681     63,629,071      3,867,362      3,347,658     34,448,127   Total Balance        73,027,011
   650 to 674              22,747,453     65,074,649      3,013,148      4,247,443     27,847,862   % Pool Balance             0.10
   675 to 699              17,296,497     50,636,212      1,347,978      3,077,665     19,584,757   Ave. FICO                   666
   700 plus                27,467,201     65,722,638      7,033,430      6,873,904     20,165,836   Ave. LTV                  99.45
                                                                                                    % Full Docs               24.39%

Property Type:
--------------
   Single-Family Detached  89,210,075    257,983,287     15,723,663     12,282,679    116,844,003   LTV Above 90 Stratification:
   PUD                     15,815,537     51,280,177      3,732,045      3,602,174     22,075,654   ----------------------------
   Condo                    9,609,857     33,099,061      1,311,637      2,064,100     17,935,012   Total Balance       108,379,181
   3+ Family Det.           2,436,661      7,222,658              0              0              0   % Pool Balance            15.33%
   Manufactured House Ave.                                                                          Ave. FICO                   654
   Other                    7,285,275     19,133,948      1,364,363      1,723,609     13,680,007   LTV                       97.96
                                                                                                    % Full Docs               35.00%

Purpose:
--------
   Purchase                77,675,153    214,048,001      9,054,752      9,984,330    101,377,446
   Refinance rate/term      3,199,831     10,378,590        503,792        633,438      1,892,838
   Cash Out Refi
    (COF) Below 70 LTV      8,257,895     20,968,816      2,291,354      1,344,009     10,544,233
   COF with
    LTV 70.01 to 75         3,272,767     14,298,114        874,886        986,000      7,515,080
   COF with
    LTV 75.01 to 80        12,724,057     58,218,827      4,713,808      4,273,276     28,236,669
   COF with
    LTV 80.01 to 85         3,662,924     16,967,588      2,000,541      1,016,135      8,390,206
   COF with
    LTV 85.01 to 90         2,761,224     21,920,628      1,707,072      1,150,374      7,765,598
   COF with
    LTV 90.01 to 95         4,125,131     11,827,666        866,926        285,000      4,234,150
   COF with
    LTV 95.01 to 100        8,678,423         90,901        118,577              0        578,455
   COF with
    LTV 100.01 plus
   Other

Occupancy Status:
-----------------
   Owner Occupied         119,927,706    341,478,893     20,807,415     18,693,504    166,296,834
   2nd Home                 2,596,812     11,877,247        967,767        808,081      4,029,961
   Investment               1,832,886     15,362,992        356,527        170,977        207,880
   Other

Loan Balance
------------
   Below 50,000            16,739,361        750,152         49,953              0         49,000
   50,000.01 to 100,000    40,387,719     12,833,001        965,962        855,581      1,433,776
   100,000.01 to 150,000   22,562,332     31,671,608      1,571,768      1,302,080      8,207,935
   150,000.01 to 200,000   12,275,483     43,278,365      2,698,264      1,593,661     14,777,613
   200,000.01 to 400,000   21,413,734    177,959,482     11,068,872      8,473,899     82,045,970
   400,000.01 to 500,000    4,439,987     54,225,848      2,756,890      5,799,662     34,102,722
   500,000.01 to 600,000    3,868,662     25,880,903      1,618,000      1,647,680     18,146,793
   600,000.01 to 1,000,000  1,368,520     22,119,772      1,402,000              0     11,770,865
   1,000,000.01 and above   1,301,607              0              0              0              0

Loan Term
---------
   >30 Years
   30 Years                49,673,281    368,719,131     22,131,709     19,672,562    170,534,675
   20 Years                 1,004,437              0              0              0              0
   15 Years                73,598,534              0              0              0              0
   Other                       81,153              0              0              0              0

Documentation Type
------------------

   Full Documentation      39,183,807    131,716,121      9,238,270      7,452,844     41,440,365
   Limited Documentation   19,444,061     66,791,873      2,450,240      3,841,597     30,505,686
   Stated Docs
    with LTV below 70       3,841,813     14,494,211      2,457,141        279,912      6,678,755
   Stated Docs with
    LTV 70.01 to 75         1,653,583      9,221,559      1,081,678        986,000      7,470,837
   Stated Docs with
    LTV 75.01 to 80        12,575,582    124,471,194      6,026,647      5,385,009     71,425,519
   Stated Docs with
    LTV 80.01 to 85         1,614,780      6,632,489        169,875        781,000      5,493,303
   Stated Docs with
    LTV 85.01 to 90         1,545,395     12,165,407        362,856        946,200      6,028,986
   Stated Docs with
    LTV 90.01 to 95         3,921,327      2,756,082        345,000              0      1,491,223
   Stated Docs with
    LTV 95.01 to 100       40,577,055        470,196              0              0              0
   Stated Docs with
    LTV above 100.01
   Other

Lien Status
-----------
   1st Lien                51,330,394    368,719,131     22,131,709     19,672,562    170,534,675
   Second Liens with
    LTV below  85             341,011              0              0              0              0
   Second Liens with
    LTV  85.01 to 90          862,434              0              0              0              0
   Second Liens with
    LTV  90.01 to 95        4,529,905              0              0              0              0
   Second Liens with
    LTV 95.01 to 100       67,293,660              0              0              0              0
   Second Liens with
    LTV above 100.01

Interest Only
-------------
   Dollar of Mortgage Type          0    142,009,604     10,274,475     13,054,840              0
   Ave. FICO                        0            670            676            695              0
   Ave. LTV                         0          80.76          81.54          80.55              0
   % Stated Docs                    0           7.28            0.5           0.83              0
   % Full Docs                      0           7.64           0.81           0.72              0